As filed with the Securities and Exchange Commission

on March 1, 2010

Securities Act File No. 33-68124

Investment Company Act File No. 811-7986

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 26	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 28	☒

(Check appropriate box or boxes)

THE ALGER INSTITUTIONAL FUNDS

(Exact Name of Registrant as Specified in Charter)

111 Fifth Avenue New York, New York	10003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:	212-806-8800

HAL LIEBES

FRED ALGER MANAGEMENT, INC.

111 FIFTH AVENUE

NEW YORK, NY 10003

(Name and Address of Agent for Service)

Copy to:

Gary L. Granik, Esq.

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, NY 10038-4982

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)

☐	on [date] pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on [date] pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on [date] pursuant to paragraph (a)(2) of Rule 485

AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

If appropriate, check the following box:

☐            The post effective amendment designates a new effective date for a previously filed post-effective amendment.

THE ALGER
INSTITUTIONAL FUNDS

Available for investment by Institutional Investors

Class	Ticker Symbol
Alger Capital Appreciation Institutional Fund
I	ALARX
R	ACARX
Alger Large Cap Growth Institutional Fund
I	ALGRX
R	ALGIX
Alger Mid Cap Growth Institutional Fund
I	ALMRX
R	AGIRX
Alger Small Cap Growth Institutional Fund
I	ALSRX
R	ASIRX

PROSPECTUS

MARCH 1, 2010

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency.

TABLE OF CONTENTS

THE ALGER INSTITUTIONAL FUNDS

1	Summary Sections

1	Alger Capital Appreciation Institutional Fund

6	Alger Large Cap Growth Institutional Fund

10	Alger Mid Cap Growth Institutional Fund

14	Alger Small Cap Growth Institutional Fund

18	Introduction

19	Performance

20	Hypothetical Investment and Expense Information

21	Additional Information About the Funds' Investments

23	Management and Organization

25	Financial Highlights

A-1	Shareholder Information

	Distributor	A-1

	Transfer Agent	A-1

	Net Asset Value	A-1

	Dividends and Distributions	A-2

	Classes of Fund Shares	A-2

	Purchasing and Redeeming Fund Shares	A-3

	Exchanges	A-3

	Other Purchase and Exchange Limitations	A-4

A-4	Limitations on Excessive Trading

A-5	Disclosure of Portfolio Holdings

A-6	Other Information

A-7	Legal Proceedings

A-8	For Fund Information

SUMMARY SECTIONS

Alger Capital Appreciation Institutional Fund

INVESTMENT OBJECTIVE

Alger Capital Appreciation Institutional Fund seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no sales charges on purchases or redemptions.

	Alger Capital Appreciation Institutional Fund
Class	I	R
Shareholder Fees
(fees paid directly from your investment)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.81%	.81%
Distribution (12b-1) Fees	None	.50%
Other Expenses	.40%	.40%
Shareholder Servicing Fees	.25%	.25%
Total Annual Fund Operating Expenses	1.21%	1.71%

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000.00 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

Class	1 YEAR	3 YEARS	5 YEARS	10 YEARS
I	$123	$384	$665	$1,466
R	$174	$539	$928	$2,019

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 306.87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal market circumstances, the Fund invests at least 85% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization that Fred Alger Management, Inc. believes demonstrate promising growth potential.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. The Fund can also invest in options.

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

If the Fund invests in options to create or hedge exposure to a security or market, and Fred Alger Management, Inc. incorrectly predicts the price movement of a security or market, the Fund may lose money or the hedge may be ineffective.

The following risks also apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value can decrease more quickly than if the Fund had not borrowed.

PERFORMANCE

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

ANNUAL TOTAL RETURN FOR CLASS I SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2009
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)
Return Before Taxes	49.12%	8.36%	-1.32%	11.30%
Return After Taxes on Distributions	49.03%	8.35%	-1.37%	9.04%
Return After Taxes on Distributions and Sale of Fund Shares	31.93%	7.26%	-1.14%	8.56%
Class R (Inception 1/27/03)	48.32%	7.81%	N/A	11.38%
Russell 3000 Growth Index (reflects no deduction for fees,				(1/27/03)
expenses or taxes)	36.99%	1.57%	-3.80%	6.48%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class R Shares, which are not shown, will vary from those shown for Class I Shares. A "return after taxes on distributions and sale of fund shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

MANAGEMENT

Investment Manager	Portfolio Manager
Fred Alger Management, Inc.	Patrick Kelly, CFA Executive Vice President, Portfolio Manager Since October 2005 (co-portfolio manager from September 2004 to October 2005)

SHAREHOLDER INFORMATION

Purchasing and Redeeming Fund Shares

The Fund is an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Alger Large Cap Growth Institutional Fund

INVESTMENT OBJECTIVE

Alger Large Cap Growth Institutional Fund seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no sales charges on purchases or redemptions.

	Alger Large Cap Growth Institutional Fund
Class	I	R
Shareholder Fees
(fees paid directly from your investment)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.71%	.71%
Distribution (12b-1) Fees	None	.50%
Other Expenses	.66%	.68%
Shareholder Servicing Fees	.25%	.25%
Total Annual Fund Operating Expenses	1.37%	1.89%

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000.00 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

Class	1 YEAR	3 YEARS	5 YEARS	10 YEARS
I	$139	$434	$750	$1,646
R	$192	$594	$1,021	$2,212

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 87.57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Fund focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At December 31, 2009, the market capitalization of the companies in this index ranged from $260.8 million to $332.7 billion.

The Board of Trustees of the Fund has approved further narrowing the Fund's investment focus within the range set forth above. Under normal circumstances, the Fund intends to invest at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization greater than $10 billion. The Fund will not purchase securities of companies that, at the time of purchase of the securities, have a market capitalization less than $4 billion. Additionally, the Fund will generally limit its investments to between 70 – 100 holdings.

The Fund can invest in options.

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

If the Fund invests in options to create or hedge exposure to a security or market, and Fred Alger Management, Inc. incorrectly predicts the price movement of a security or market, the Fund may lose money or the hedge may be ineffective.

PERFORMANCE

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

ANNUAL TOTAL RETURN FOR CLASS I SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2009
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)
Return Before Taxes	40.43%	0.57%	-3.18%	6.92%
Return After Taxes on Distributions	40.25%	0.53%	-3.63%	5.31%
Return After Taxes on Distributions and Sale of Fund Shares	26.28%	0.46%	-2.79%	5.22%
Class R (Inception 1/27/03)	39.69%	0.07%	N/A	5.43%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	37.21%	1.64%	-3.98%	(1/27/03) 6.30%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class R Shares, which are not shown, will vary from those shown for Class I Shares. A "return after taxes on distributions and sale of fund shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

MANAGEMENT

Investment Manager	Portfolio Managers
Fred Alger Management, Inc.	Dan C. Chung Chief Executive Officer, Chief Investment Officer, Portfolio Manager Since September 2001

Andrew Silverberg Senior Vice President and Portfolio Manager Since January 2007

SHAREHOLDER INFORMATION

Purchasing and Redeeming Fund Shares

The Fund is an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Alger Mid Cap Growth Institutional Fund

INVESTMENT OBJECTIVE

Alger Mid Cap Growth Institutional Fund seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no sales charges on purchases or redemptions

	Alger Mid Cap Growth Institutional Fund
Class	I	R
Shareholder Fees
(fees paid directly from your investment)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.76%	.76%
Distribution (12b-1) Fees	None	.50%
Other Expenses	.41%	.42%
Shareholder Servicing Fees	.25%	.25%
Total Annual Fund Operating Expenses	1.17%	1.68%

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000.00 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

Class	1 YEAR	3 YEARS	5 YEARS	10 YEARS
I	$119	$372	$644	$1,420
R	$171	$530	$913	$1,987

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 297.99% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Fund focuses on mid-size companies that Fred Alger Management, Inc. believes demonstrate promising growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of medium-capitalization companies. A medium-capitalization company has a market capitalization within the range of companies in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At December 31, 2009, the market capitalization of the companies in these indexes ranged from $260.8 million to $15.5 billion.

The Fund can invest in options.

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

If the Fund invests in options to create or hedge exposure to a security or market, and Fred Alger Management, Inc. incorrectly predicts the price movement of a security or market, the Fund may lose money or the hedge may be ineffective.

The following risks may also apply:

•  the possibility of greater risk of a decrease in the value of your investment by investing in medium-capitalization companies rather than larger, more established companies owing to such factors as inexperienced management and limited product lines or financial resources.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

PERFORMANCE

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

ANNUAL TOTAL RETURN FOR CLASS I SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2009
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)
Return Before Taxes	51.40%	0.31%	2.52%	11.85%
Return After Taxes on Distributions	51.40%	-1.78%	1.22%	8.78%
Return After Taxes on Distributions and Sale of Fund Shares	33.41%	-0.55%	1.62%	8.80%
Class R (Inception 1/27/03)	50.72%	-0.18%	N/A	7.40%
Russell MidCap Growth Index (reflects no deduction for fees, expenses or taxes)	46.30%	2.40%	-0.52%	(1/27/03) 9.45%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class R Shares, which are not shown, will vary from those shown for Class I Shares. A "return after taxes on distributions and sale of fund shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

MANAGEMENT

Investment Manager	Portfolio Manager
Fred Alger Management, Inc. 111 Fifth Avenue New York, NY 10003	Dan C. Chung Chief Executive Officer, Chief Investment Officer, Portfolio Manager Since September 2001

SHAREHOLDER INFORMATION

Purchasing and Redeeming Fund Shares

The Fund is an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Alger Small Cap Growth Institutional Fund

INVESTMENT OBJECTIVE

Alger Small Cap Growth Institutional Fund seeks long-term capital appreciation.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no sales charges on purchases or redemptions.

	Alger Small Cap Growth Institutional Fund
Class	I	R
Shareholder Fees
(fees paid directly from your investment)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.81%	.81%
Distribution (12b-1) Fees	None	.50%
Other Expenses	.51%	.42%
Shareholder Servicing Fees	.25%	.25%
Total Annual Fund Operating Expenses	1.32%	1.73%

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000.00 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

Class	1 YEAR	3 YEARS	5 YEARS	10 YEARS
I	$134	$418	$723	$1,590
R	$176	$545	$939	$2,041

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 90.49% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Fund focuses on small, fast-growing companies that Fred Alger Management, Inc. believes offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the equity securities of small-capitalization companies. A small-capitalization company has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. At December 31, 2009, the market capitalization of the companies in these indexes ranged from $20.3 million to $5.6 billion.

The Fund can invest in options.

The Board of Trustees of The Alger Institutional Funds has authorized a partial closing of Alger Small Cap Growth Institutional Fund. Effective January 19, 2010, the Fund's shares are available for purchase only by existing shareholders of the Fund who maintain open accounts and certain select groups of investors who transact with certain broker dealers and third party administrators identified by Fred Alger & Company, Incorporated, the Fund's distributor.

The Fund may resume sales to all investors at some future date if the Board of Trustees determines that doing so would be in the best interest of shareholders.

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

If the Fund invests in options to create or hedge exposure to a security or market, and Fred Alger Management, Inc. incorrectly predicts the price movement of a security or market, the Fund may lose money or the hedge may be ineffective.

The following risks also apply:

•  the possibility of greater risk of a decrease in the value of your investment by investing in smaller, less-seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

PERFORMANCE

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

ANNUAL TOTAL RETURN FOR CLASS I SHARES as of December 31 (%)

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2009
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Class I (Inception 11/8/93)
Return Before Taxes	43.71%	4.12%	-1.94%	8.25%
Return After Taxes on Distributions	43.71%	4.12%	-2.12%	7.32%
Return After Taxes on Distributions and Sale of Fund Shares	28.41%	3.54%	-1.72%	6.88%
Class R (Inception 1/27/03)	43.13%	3.66%	N/A	10.53%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.47%	0.88%	-1.38%	(1/27/03) 8.98%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class R Shares, which are not shown, will vary from those shown for Class I Shares. A "return after taxes on distributions and sale of fund shares" may sometimes be higher than the other two return figures; this happens where there is a capital loss on redemptions, giving rise to a tax benefit to the shareholder.

MANAGEMENT

Investment Manager	Portfolio Manager
Fred Alger Management, Inc.	Jill Greenwald Executive Vice President and Portfolio Manager Since November 2001

SHAREHOLDER INFORMATION

Purchasing and Redeeming Fund Shares

The Fund is an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INTRODUCTION: THE ALGER INSTITUTIONAL FUNDS

The investment objective, principal strategy and primary risks of each Fund are discussed individually above. Each Fund has adopted a policy to invest at least 80% (85% with respect to Alger Capital Appreciation Institutional Fund) of its assets in specified securities appropriate to its name and to provide shareholders with at least 60 days' prior notice of any change with respect to this policy. All of the Funds invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Funds' Manager, Fred Alger Management, Inc. ("Alger Management" or the "Manager"), believes that these companies tend to fall into one of two categories:

•  HIGH UNIT VOLUME GROWTH

Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

•  POSITIVE LIFE CYCLE CHANGE

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.

A company's market capitalization will generally dictate in which Fund(s) the securities will be placed. The market capitalization of a company is its price per share multiplied by the number of its outstanding shares.

Each Fund's portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, each Fund may engage in active trading of portfolio securities. If a Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

All of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to seek to increase gain or to hedge against the risk of unfavorable price movements.

There may be additional risks applicable to a specific Fund because of its investment approach.

To the extent that a Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

PERFORMANCE

The bar charts in the Summary Sections show each Fund's performance and give you some indication of the risks of investing in the Fund. They assume reinvestment of dividends and distributions.

The Average Annual Total Return tables show the risk of investing in a Fund by comparing the Fund's performance with that of an appropriate benchmark index. The tables also show the effect of taxes on the Funds' returns by presenting after-tax returns for Class I Shares (after-tax returns for Class R Shares will vary). These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown may not be relevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The returns assume reinvestment of dividends and distributions. Remember that a Fund's past performance (before or after taxes) is not necessarily an indication of how it will perform in the future.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index. Investors cannot invest directly in any index.

•  Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.

•  Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.

•  Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

•  Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The chart below is intended to reflect the annual and cumulative effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's total return over a 10-year period. The example reflects the following:

•  You invest $10,000 in the Fund and hold it for the entire 10-year period; and

•  Your investment has a 5% return before expenses each year.

There is no assurance that the annual expense ratio will be the expense ratio for any Fund classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Alger Capital Appreciation Institutional Fund

Class I	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%	1.21%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.79%	7.72%	11.81%	16.04%	20.44%	25.01%	29.74%	34.66%	39.77%	45.06%
End Investment Balance	$10,379	$10,772	$11,181	$11,604	$12,044	$12,501	$12,974	$13,466	$13,977	$14,506
Annual Expenses	$123	$128	$133	$138	$143	$148	$154	$160	$166	$172
Class R	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.71%	1.71%	1.71%	1.71%	1.71%	1.71%	1.71%	1.71%	1.71%	1.71%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.29%	6.69%	10.20%	13.82%	17.57%	21.44%	25.43%	29.56%	33.82%	38.22%
End Investment Balance	$10,329	$10,669	$11,020	$11,382	$11,757	$12,144	$12,543	$12,956	$13,382	$13,822
Annual Expenses	$174	$180	$185	$192	$198	$204	$211	$218	$225	$233

Alger Large Cap Growth Institutional Fund

Class I	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.63%	7.39%	11.29%	15.33%	19.52%	23.85%	28.35%	33.01%	37.84%	42.84%
End Investment Balance	$10,363	$10,739	$11,129	$11,533	$11,952	$12,385	$12,835	$13,301	$13,784	$14,284
Annual Expenses	$139	$145	$150	$155	$161	$167	$173	$179	$186	$192
Class R	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.89%	1.89%	1.89%	1.89%	1.89%	1.89%	1.89%	1.89%	1.89%	1.89%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.11%	6.32%	9.62%	13.03%	16.55%	20.17%	23.91%	27.76%	31.74%	35.83%
End Investment Balance	$10,311	$10,632	$10,962	$11,303	$11,655	$12,017	$12,391	$12,776	$13,174	$13,583
Annual Expenses	$192	$198	$204	$210	$217	$224	$231	$238	$245	$253

Alger Mid Cap Growth Institutional Fund

Class I	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.83%	7.81%	11.94%	16.22%	20.67%	25.30%	30.09%	35.08%	40.25%	45.62%
End Investment Balance	$10,383	$10,781	$11,194	$11,622	$12,067	$12,530	$13,009	$13,508	$14,025	$14,562
Annual Expenses	$119	$124	$129	$133	$139	$144	$149	$155	$161	$167

Class R	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%	1.68%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.32%	6.75%	10.29%	13.96%	17.74%	21.65%	25.69%	29.86%	34.17%	38.63%
End Investment Balance	$10,332	$10,675	$11,029	$11,396	$11,774	$12,165	$12,569	$12,986	$13,417	$13,863
Annual Expenses	$171	$176	$182	$188	$195	$201	$208	$215	$222	$229

Alger Small Cap Growth Institutional Fund

Class I	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.68%	7.50%	11.45%	15.55%	19.80%	24.21%	28.78%	33.52%	38.44%	43.53%
End Investment Balance	$10,368	$10,750	$11,145	$11,555	$11,980	$12,421	$12,878	$13,352	$13,844	$14,353
Annual Expenses	$134	$139	$145	$150	$155	$161	$167	$173	$179	$186
Class R	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.73%	1.73%	1.73%	1.73%	1.73%	1.73%	1.73%	1.73%	1.73%	1.73%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.27%	6.65%	10.13%	13.74%	17.45%	21.30%	25.26%	29.36%	33.59%	37.96%
End Investment Balance	$10,327	$10,665	$11,013	$11,374	$11,745	$12,130	$12,526	$12,936	$13,359	$13,796
Annual Expenses	$176	$182	$188	$194	$200	$207	$213	$220	$227	$235

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

Options

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

Foreign Securities

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. Government Securities

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Illiquid and Restricted Securities

Each Fund may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. A Fund may not invest more than 15% of its net assets in "illiquid" securities, which include certain restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees of the Trust to be liquid are not subject to this limitation.

Securities Lending

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by the Fund, if and when made, may not exceed 33-1/3% of the Fund's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund will not lend securities to Alger Management or its affiliates.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, each Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position. Other securities the Funds may invest in are discussed in the Funds' Statement of Additional Information.

MANAGEMENT AND ORGANIZATION

Manager

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at December 31, 2009) approximately $8.8 billion in mutual fund assets as well as $3.2 billion in other assets. The Manager has managed each Fund since its inception. Pursuant to an investment advisory contract with the Funds, the Manager makes investment decisions for the Funds and continuously reviews their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees' basis for approving the advisory contract with respect to each Fund is available in the Funds' annual report to shareholders for the fiscal year ended October 31, 2009. The Funds pay the Manager advisory fees at the following annual rates based on a percentage of average daily net assets: Alger Capital Appreciation Institutional Fund and Alger Small Cap Growth Institutional Fund – .81%; Alger Large Cap Growth Institutional Fund – .71% and Alger Mid Cap Growth Institutional Fund – .76%.

Portfolio Managers Primarily Responsible for Day-to-Day Management of Portfolio Investments

Fund	Portfolio Manager(s)	Since
Alger Capital Appreciation Institutional Fund	Patrick Kelly	October 2005 (co-portfolio manager from September 2004 to October 2005)
Alger Large Cap Growth Institutional Fund	Dan C. Chung and Andrew Silverberg	September 2001 January 2007
Alger Mid Cap Growth Institutional Fund	Dan C. Chung	September 2001
Alger Small Cap Growth Institutional Fund	Jill Greenwald	November 2001

•  Mr. Chung has been employed by the Manager since 1994 and currently serves as Chief Executive Officer, Chief Investment Officer, and portfolio manager.

•  Ms. Greenwald has been employed by the Manager since 2001 and currently serves as Executive Vice President and portfolio manager.

•  Mr. Kelly has been employed by the Manager since 1999 and currently serves as Executive Vice President and portfolio manager.

•  Mr. Silverberg has been employed by the Manager since 2001 and currently serves as Senior Vice President and Portfolio Manager.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the Fund(s) that they manage.

Administrator

Pursuant to a separate administration agreement, the Manager also provides administrative services to each Fund, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Fund; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Fund's investment portfolios and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Fund's custodian, transfer agent and printers; providing trading desk facilities for the Fund; and supervising compliance by the Fund with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund pays the Administrator a fee at the annual rate of .0275% of the Fund's average daily net assets.

Please see the Shareholder Information section beginning on Page A-1.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal year ended October 31, 2009 has been audited by Deloitte & Touche LLP whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request. Information pertaining to the fiscal periods ended October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005 have been audited by other auditors.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND	CLASS I
	Year ended 10/31/09	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05
Net asset value, beginning of year	$13.23	$22.27	$15.77	$13.28	$11.05
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (i)	0.04	(0.04)	(0.06)	(0.06)	—
Net realized and unrealized gain (loss) on investments	3.14	(9.00)	6.56	2.55	2.23
Total from investment operations	3.18	(9.04)	6.50	2.49	2.23
Net asset value, end of year	$16.41	$13.23	$22.27	$15.77	$13.28
Total return	23.9%	(40.6)%	41.3%	18.7%	20.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$632,250	$411,056	$537,928	$165,422	$128,646
Ratio of gross expenses to average net assets	1.21%	1.18%	1.23%	1.27%	1.17%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.21%	1.18%	1.23%	1.27%	1.17%
Ratio of net investment income (loss) to average net assets	0.32%	(0.21)%	(0.33)%	(0.38)%	0.04%
Portfolio turnover rate	306.87%	291.85%	232.13%	225.25%	148.91%

(i)  Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND	CLASS R
	Year ended 10/31/09	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05
Net asset value, beginning of year	$12.85	$21.75	$15.47	$13.09	$10.95
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (i)	(0.02)	(0.13)	(0.16)	(0.15)	(0.06)
Net realized and unrealized gain (loss) on investments	3.03	(8.77)	6.44	2.53	2.20
Total from investment operations	3.01	(8.90)	6.28	2.38	2.14
Net asset value, end of year	$15.86	$12.85	$21.75	$15.47	$13.09
Total return	23.3%	(40.9)%	40.6%	18.2%	19.5%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$89,676	$53,557	$39,442	$5,969	$1,073
Ratio of gross expenses to average net assets	1.71%	1.68%	1.72%	1.79%	1.67%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.71%	1.68%	1.72%	1.79%	1.67%
Ratio of net investment income (loss) to average net assets	(0.18)%	(0.70)%	(0.86)%	(0.90)%	(0.51)%
Portfolio turnover rate	306.87%	291.85%	232.13%	225.25%	148.91%

(i)  Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER LARGE CAP GROWTH INSTITUTIONAL FUND	CLASS I
	Year ended 10/31/09	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05
Net asset value, beginning of year	$9.48	$16.87	$13.25	$12.56	$10.86
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (i)	0.04	(0.01)	(0.03)	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	1.65	(7.38)	3.65	0.74	1.66
Total from investment operations	1.69	(7.39)	3.62	0.73	1.70
Dividend from net investment income	—	—	—	(0.04)	—
Net asset value, end of year	$11.17	$9.48	$16.87	$13.25	$12.56
Total return	17.7%	(43.8)%	27.3%	5.8%	15.7%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$39,412	$20,415	$52,127	$106,335	$86,725
Ratio of gross expenses to average net assets	1.37%	1.23%	1.32%	1.21%	1.08%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.37%	1.23%	1.32%	1.21%	1.08%
Ratio of net investment income (loss) to average net assets	0.46%	0.04%	(0.19)%	(0.08)%	(0.31)%
Portfolio turnover rate	87.57%	187.80%	192.18%	322.72%	249.06%

(i)  Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER LARGE CAP GROWTH INSTITUTIONAL FUND	CLASS R
	Year ended 10/31/09	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05
Net asset value, beginning of year	$9.24	$16.52	$13.04	$12.39	$10.76
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (i)	0.00	(0.08)	(0.10)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	1.59	(7.20)	3.58	0.73	1.66
Total from investment operations	1.59	(7.28)	3.48	0.65	1.63
Net asset value, end of year	$10.83	$9.24	$16.52	$13.04	$12.39
Total return	17.2%	(44.1)%	26.7%	5.3%	15.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$5,933	$5,112	$8,747	$5,372	$3,826
Ratio of gross expenses to average net assets	1.89%	1.73%	1.81%	1.71%	1.57%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.89%	1.73%	1.81%	1.71%	1.57%
Ratio of net investment income (loss) to average net assets	(0.03)%	(0.55)%	(0.72)%	(0.59)%	(0.29)%
Portfolio turnover rate	87.57%	187.80%	192.18%	322.72%	249.06%

(i)  Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER MID CAP GROWTH INSTITUTIONAL FUND	CLASS I
	Year ended 10/31/09	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05
Net asset value, beginning of year	$8.76	$23.24	$17.29	$17.57	$15.38
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (i)	(0.04)	(0.09)	(0.11)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	1.96	(10.85)	7.44	1.69	2.55
Total from investment operations	1.92	(10.94)	7.33	1.60	2.44
Distributions from net realized gains	—	(3.54)	(1.38)	(1.88)	(0.25)
Net asset value, end of year	$10.68	$8.76	$23.24	$17.29	$17.57
Total return	21.8%	(55.0)%	45.5%	9.5%	16.0%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$872,936	$882,046	$2,032,326	$1,349,500	$1,093,486
Ratio of gross expenses to average net assets	1.17%	1.11%	1.17%	1.13%	1.10%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.17%	1.11%	1.17%	1.13%	1.10%
Ratio of net investment income (loss) to average net assets	(0.44)%	(0.56)%	(0.54)%	(0.54)%	(0.64)%
Portfolio turnover rate	297.99%	324.49%	274.32%	253.59%	237.74%

(i)  Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER MID CAP GROWTH INSTITUTIONAL FUND	CLASS R
	Year ended 10/31/09	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05
Net asset value, beginning of year	$8.45	$22.64	$16.95	$17.34	$15.25
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (i)	(0.08)	(0.16)	(0.20)	(0.18)	(0.19)
Net realized and unrealized gain (loss) on investments	1.87	(10.49)	7.27	1.67	2.53
Total from investment operations	1.79	(10.65)	7.07	1.49	2.34
Distributions from net realized gains	—	(3.54)	(1.38)	(1.88)	(0.25)
Net asset value, end of year	$10.24	$8.45	$22.64	$16.95	$17.34
Total return	21.0%	(55.3)%	44.7%	9.0%	15.4%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$50,919	$40,374	$69,877	$43,355	$22,127
Ratio of gross expenses to average net assets	1.68%	1.61%	1.67%	1.63%	1.60%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.68%	1.61%	1.67%	1.63%	1.60%
Ratio of net investment income (loss) to average net assets	(0.96)%	(1.05)%	(1.04)%	(1.05)%	(1.15)%
Portfolio turnover rate	297.99%	324.49%	274.32%	253.59%	237.74%

(i)  Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND	CLASS I
	Year ended 10/31/09	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05
Net asset value, beginning of year	$16.52	$30.30	$23.98	$19.97	$16.07
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (i)	(0.16)	(0.23)	(0.21)	(0.16)	(0.14)
Net realized and unrealized gain (loss) on investments	3.54	(13.55)	6.53	4.17	4.04
Total from investment operations	3.38	(13.78)	6.32	4.01	3.90
Net asset value, end of year	$19.90	$16.52	$30.30	$23.98	$19.97
Total return	20.5%	(45.5)%	26.4%	20.1%	24.3%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$968,776	$634,542	$894,802	$305,843	$71,224
Ratio of gross expenses to average net assets	1.32%	1.27%	1.33%	1.31%	1.20%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.03)%	0.00%	0.00%
Ratio of net expenses to average net assets	1.32%	1.27%	1.30%	1.31%	1.20%
Ratio of net investment income (loss) to average net assets	(0.94)%	(0.97)%	(0.78)%	(0.74)%	(0.77)%
Portfolio turnover rate	90.49%	62.68%	67.53%	88.67%	116.16%

(i)  Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS

Financial Highlights For a share outstanding throughout the period

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND	CLASS R
	Year ended 10/31/09	Year ended 10/31/08	Year ended 10/31/07	Year ended 10/31/06	Year ended 10/31/05
Net asset value, beginning of year	$16.08	$29.64	$23.58	$19.74	$15.93
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (i)	(0.22)	(0.35)	(0.35)	(0.28)	(0.22)
Net realized and unrealized gain (loss) on investments	3.44	(13.21)	6.41	4.12	4.03
Total from investment operations	3.22	(13.56)	6.06	3.84	3.81
Net asset value, end of year	$19.30	$16.08	$29.64	$23.58	$19.74
Total return	20.1%	(45.8)%	25.7%	19.5%	23.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's omitted)	$51,707	$39,033	$47,042	$8,018	$2,487
Ratio of gross expenses to average net assets	1.73%	1.77%	1.86%	1.83%	1.68%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.03)%	0.00%	0.00%
Ratio of net expenses to average net assets	1.73%	1.77%	1.83%	1.83%	1.68%
Ratio of net investment income (loss) to average net assets	(1.35)%	(1.47)%	(1.32)%	(1.26)%	(1.20)%
Portfolio turnover rate	90.49%	62.68%	67.53%	88.67%	116.16%

(i)  Amount was computed based on average shares outstanding during the period.

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SHAREHOLDER INFORMATION

Distributor

Fred Alger & Company, Incorporated
111 Fifth Avenue
New York, NY 10003

Transfer Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Net Asset Value

The value of one share is its "net asset value," or NAV. The NAV is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and national holidays. It may close on other days from time to time.

Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. For each Fund that invests in foreign securities, especially Alger International Opportunities Fund ("International Fund") that primarily invests in foreign securities principally listed on foreign exchanges that may trade on days the New York Stock Exchange is closed, the value of a Fund's assets may be affected on days when shareholders will not be able to purchase or redeem Fund shares.

The assets of each Fund are generally valued on the basis of market quotations. If market quotations are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by the Trust's Board of Trustees. A security's valuation may differ depending on the method used for determining value. Short-term money market instruments held by the Funds are generally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Funds. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the fund's investments plus cash and other assets, subtracting applicable liabilities and then dividing the result by the number of outstanding shares of the class.

Dividends and Distributions

All Funds declare and pay dividends and distributions annually. These Funds expect that the annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund), and that they will also include net investment income, which is taxable as ordinary income. Certain dividend income received by a Fund and paid to you may be subject to a maximum tax rate of 15% (qualified dividends); other income paid to you, such as non-qualifying dividend income or interest earned on debt securities held by the Fund, will continue to be taxed at the higher ordinary income rates. Participants in tax-deferred accounts ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their individual plan accounts.

Dividends and distributions may differ among classes of shares of a Fund. Unless you choose to receive cash payments by checking the box on your account application, any dividends and distributions will be reinvested automatically at the NAV on their payment days. No additional sales charge will apply to automatically reinvested dividends and distributions. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, that payment will be reinvested upon receipt by the Transfer Agent in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Funds.

Classes of Fund Shares

Each of The Alger Institutional Funds' Alger Small Cap Growth Institutional Fund, Alger Large Cap Growth Institutional Fund, Alger Mid Cap Growth Institutional Fund

and Alger Capital Appreciation Institutional Fund offers two classes of shares (Class I and R Shares). The Alger Funds' Alger SMid Cap Growth Fund offers four classes of shares (Class A, B, C and I Shares). The Alger Funds' Alger Growth Opportunities Fund offers three classes of shares (Class A, C and I Shares). Each of The Alger Funds II's Alger Spectra Fund, Alger Green Fund, Alger International Opportunities Fund, and Alger Analyst Fund offers three classes of shares (Class A, C and I Shares). Class I and R Shares are offered by this Prospectus. Class A, B and C Shares, which are offered in a separate prospectus, are each subject to a sales charge. Class I and R Shares are offered only to institutional investors, including, but not limited to, qualified pension and retirement plans. Class I Shares are subject to Distribution and/or Shareholder Servicing Fees of 0.25%. Class R Shares are subject to an additional Distribution (12b-1) Fee of 0.50%.

Purchasing and Redeeming Fund Shares

The Funds are an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest. Class R shares are currently available to retirement and benefit plans and other institutional investors which place orders through financial intermediaries that perform administrative and/or other services for these accounts and that have entered into special arrangements with the Funds and/or the Distributor specifically for such orders. Class R Shares are generally not available to retail, traditional, simple and Roth IRAs, Coverdell Educational Savings, SEPs, SAR SEPs, and individual 403(b) and individual 529 tuition accounts.

The Funds' shares can be purchased or redeemed on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after a purchase or redemption request is received in good order by the transfer agent or other agent appointed by the Distributor. All orders for purchase of shares are subject to acceptance or rejection by the Funds or their transfer agent. The transfer agent pays for redemptions within seven days after it accepts a redemption request.

Exchanges

You can exchange shares of a Fund for shares of another Fund, subject to certain restrictions. Shares of the Funds can be exchanged or redeemed via telephone under certain circumstances. The Funds and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Funds and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.

Other Purchase and Exchange Limitations

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Funds through an administrator or trustee that maintains a master or "omnibus" account with one or more Funds for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Funds. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Funds through your retirement plan.

LIMITATIONS ON EXCESSIVE TRADING

Each of the Funds, except for International Fund, invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis International Fund may invest a significant amount of its assets in securities traded on foreign exchanges for which current New York market closing prices may not be readily available on a daily basis at the time each Fund prices its portfolio and determines its NAV per share. Each Fund will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under "Net Asset Value." As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Funds recognize that the presence of small capitalization and medium capitalization or foreign securities in a Fund's portfolio and other circumstances may invite active in-and-out trading by Fund shareholders, for whatever reason implemented (including the perception that Funds that invest primarily in securities of small capitalization and medium capitalization issuers may provide greater arbitrage opportunities because they are less liquid than securities of larger capitalization issuers or that if the Fund invests primarily in foreign securities, it may be more susceptible to the risk of excessive short-term trading due to the potential for time zone arbitrage). Active trading may be attempted and may, if carried out on a large scale, impose burdens on the Funds' portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in each of the Funds.

The Board of Trustees has adopted policies and procedures to discourage frequent trading of Fund shares. These policies and procedures allow a Fund to reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the Fund involved.

In order to detect significant market timing, the Manager, in accordance with policies and procedures approved by the Trustees, will, among other things, seek to monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Funds might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Funds and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Funds' efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds' fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds' policies and procedures regarding such disclosure. This agreement must be approved by the Funds' Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders. In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Institutional Funds. Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 992-3863 to obtain such information.

OTHER INFORMATION

A Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

Each Fund may pay the Distributor, Fred Alger & Company, Incorporated, or other entities, a fee of up to 0.25% of the value of the Fund's average daily net assets for ongoing service and/or maintenance of shareholder accounts. This fee is included in the Fund's shareholder servicing fee. The Distributor may pay some of this fee and an additional fee from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in a Fund, in an amount up to 1% of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a peercentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of a Fund's assets or 0.50% annually of a Fund's sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to request from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Fund, expertise in distributing a particular class of shares of a Fund, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares. Each Fund and its agents reserve the right at any time to: reject or cancel all or any part of any purchase or exchange order; modify any terms or conditions of purchase of shares of any Fund; or suspend, change or withdraw all or any part of the offering made by this prospectus.

LEGAL PROCEEDINGS

In October 2006, the Manager, the Distributor and Alger Shareholder Services, Inc. entered into a settlement with the Office of the New York State Attorney General, and in January 2007, the Manager and the Distributor entered into a settlement with the Securities and Exchange Commission (the "SEC") in connection with practices in the mutual fund industry identified as "market timing" and "late trading." As part of these settlements, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The $40 million was paid into an SEC Fair Fund for distribution to investors.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including certain of the Funds (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings under the caption number 1:04-MD-15863 (JFM). After a number of the claims in the Alger lawsuits were dismissed by the court, the Alger-related class and derivative suits were settled in principle, but such settlement remains subject to court approval.

FOR FUND INFORMATION:

BY TELEPHONE:  (800) 992-3362

BY MAIL:  Boston Financial Data Services, Inc.
Attn: The Alger Funds
P.O. Box 8480
Boston, MA 02260-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about each Fund and its policies, please read the Funds' Statement of Additional Information, which is incorporated by reference into (is legally made a part of) its Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Funds' website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can receive free copies of these reports by calling the Funds' toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 551-8090. Fund documents are also available on the EDGARdatabase on the SEC's Internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.

Distributor: Fred Alger & Company, Incorporated
The Alger Institutional Funds
SEC File #811-7986
The Alger Funds
SEC File #811-1355
The Alger Funds II
SEC File #811-1743

NOTES:

NOTES:

STATEMENT OF
ADDITIONAL INFORMATION

March 1, 2010

The Alger
Institutional Funds

Class I | Class R

The Alger Institutional Funds (the “Trust”) is a Massachusetts business trust, registered with the Securities and Exchange Commission (the “SEC”) as an investment company, that presently offers shares of two classes in the following four Funds (the “Funds”). Each Fund has distinct investment strategies and policies and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The Funds are:

	Class	Ticker Symbol
Alger Capital Appreciation Institutional Fund	I	ALARX
	R	ACARX
Alger Large Cap Growth Institutional Fund	I	ALGRX
	R	ALGIX
Alger Mid Cap Growth Institutional Fund	I	ALMRX
	R	AGIRX
Alger Small Cap Growth Institutional Fund	I	ALSRX
	R	ASIRX

The Funds are investment vehicles for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, and trusts funding charitable, religious and educational institutions.

The Trust’s financial statements for the year ended October 31, 2009 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

A prospectus for both classes of shares of the Funds dated March 1, 2010, which provides the basic information investors should know before investing, may be obtained without charge by writing the Funds c/o Boston Financial Data Services, Inc., Attn: The Alger Funds, P.O. Box 8480, Boston MA 02266-8480, or calling (800) 992-3362, or at the Funds’ website at http://www.alger.com. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Funds, and should be read in conjunction with the Prospectus. Unless otherwise noted, terms used in this Statement of Additional Information have the same meaning as assigned to them in the Prospectus.

CONTENTS

Investment Strategies and Policies	2
Net Asset Value	14
Purchases and Redemptions	14
Expenses	16
Management	17
Independent Registered Public Accounting Firm	21
Code of Ethics	22
Dividends and Distributions	22
Taxes	22
Custodian	23
Transfer Agent	23
Certain Shareholders	23
Organization	25
Proxy Voting Policies and Procedures	26
Financial Statements	28
Potential Conflicts of Interest	28

INVESTMENT STRATEGIES AND POLICIES

Certain Securities and Investment Techniques

The Prospectus discusses the investment objective of each Fund and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

In General

The Trust is a registered diversified, open-end management investment company that offers a selection of four Funds. Alger Capital Appreciation Institutional Fund (“Capital Appreciation Fund”), Alger Large Cap Growth Institutional Fund (“Large Cap Growth Fund”), Alger Mid Cap Growth Institutional Fund (“Mid Cap Growth Fund”) and Alger Small Cap Growth Institutional Fund (“Small Cap Growth Fund”).

All of the Funds seek to achieve their objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Funds will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. In order to afford the Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

The investment strategies of Fred Alger Management, Inc. (“Alger Management” or the “Manager”) utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks in the Funds’ portfolios, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in a portfolio and compare that to those, and other variables, offered by stocks under coverage within Alger Management’s research team. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Funds’ portfolios by replacing individual stocks, or reducing or increasing their relative weighting in other portfolios, with stocks evaluated as having better appreciation potential, improved reward to risk opportunity, or offer the portfolio diversification or other characteristics determined to be beneficial to achieving the overall portfolio’s objectives. The Funds’ portfolio turnover rates may vary significantly from year to year as a result of the Funds’ investment process.

There is no guarantee that any Fund’s objective will be achieved.

All Funds

The Funds may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements. Capital Appreciation Fund may enter into futures contracts on stock indexes and purchase and sell call and put options on these futures contracts. Capital Appreciation Fund may also borrow money (leverage) for the purchase of additional securities. The Fund may borrow only from banks and may not borrow in excess of one-third of the market value of its total assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the Fund’s net asset value be more volatile than the net asset value of a fund that does not engage in these activities.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Temporary Defensive and Interim Investments

When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

•  high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

•  commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

•  short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and

•  repurchase areements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate fluctuation than longer-term debt securities.

Bank Obligations

These are certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Funds will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks that do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, and (ii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Funds. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Foreign Bank Obligations

Investments by the Funds in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and record-keeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

Short-Term Corporate Debt Securities

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

Commercial Paper

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Convertible Securities

Each Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers; declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.

Variable Rate Master Demand Notes

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and an issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

U.S. Government Obligations

Each Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

U.S. Government Agency Securities

These securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank Farm Credit Bank, the Small Business Administration, Federal Housing Administration and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Lending of Portfolio Securities

In order to generate income and to offset expenses, each Fund may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by a Fund, if and when made, may not exceed 33 1/3 percent of the Fund’s total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities.

The Funds have the authority to lend securities to brokers, dealers and other financial organizations. The Funds will not lend securities to Alger Management or its affiliates. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Each Fund will adhere to the following conditions whenever its securities are lent: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the lent securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the lent securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Trust’s Board of Trustees must terminate the loan and regain the right to vote the securities.

A Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with banks, registered broker-dealers and government securities dealers approved by the Board of Trustees. Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund’s holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation including interest. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the agreement. Alger Management, acting under the supervision of the Trust’s Board of Trustees, reviews the creditworthiness of those banks, dealers and clearing corporations with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Warrants and Rights

Each Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Restricted and Illiquid Securities

Each Fund may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for the Fund to bear the expense of registration.

The Funds may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Rule 144A under the Securities Act is designed to facilitate efficient trading of unregistered securities among institutional investors. The Rule permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the Securities and Exchange Commission (the “SEC”) specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund’s adviser acting subject to the board’s supervision) determines that the securities are in fact liquid. The Trust’s Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased by a Fund pursuant to Rule 144A, subject to the Board’s oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Funds could be adversely affected.

No Fund will invest more than 15% of its net assets in “illiquid” securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Short Sales

Each Fund may sell securities “short against the box.” While a short sale is the sale of a security the Fund does not own, it is “against the box” if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.  Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short-selling certain securities and reporting requirements.  Regulatory authorities may from time to time impose restrictions that adversely affect the ability to borrow certain securities in connection with short sale transactions. Regulations imposed by the SEC, and the potential for further interventions by the SEC or other regulators, may discourage or impede short selling practices due to the increased economic, regulatory, compliance and disclosure obligations or risks that they present.

Foreign Securities

Each Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Fund’s purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Fund, Alger Management and its affiliates and its clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Fund’s performance and may adversely affect the liquidity of the Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S. dollar. If a Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Fund’s net asset value will be adversely affected. If the Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Fund will not benefit from the hedge it purchased, and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Each Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Derivative Transactions

Each Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Funds may use include, but are not limited to, options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. Alger Management, however, may decide not to employ some or all of these strategies for a Fund and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Each Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before a Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Options

Each of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements. The Funds may only buy or sell options that are listed on a national securities exchange.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

A Fund will not sell options that are not covered. A call option written by a Fund on a security is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account. A put option is “covered” if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the listed Funds may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in a Fund’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate Fund securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Funds in put and call options, there can be no assurance that a Fund will succeed in any option trading program it undertakes.

Stock Index Futures and Options on Stock Index Futures (Capital Appreciation Fund Only)

If a Fund utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, a Fund may use index futures as a substitute for a comparable market position in the underlying securities.

If a Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price during the term of the option. A Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund’s securities which were the subject of the hedge. In addition, any purchase by a Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

A Fund’s use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

Borrowing

All of the Funds may borrow for temporary or emergency purposes. In addition, Capital Appreciation Fund may borrow from banks for investment purposes; such borrowing is known as leveraging. The Fund may use up to 33 1/3 percent of its assets for leveraging. The Investment Company Act of 1940, as amended, (the “Act”) requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s securities. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Interfund Loans

The SEC has granted an exemption permitting the Funds advised by Alger Management to participate in an interfund lending program.  This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes.  To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other Funds, and each Fund may borrow in an amount up to 10% of its net assets from other Funds.  If a Fund has borrowed from other Funds and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other Funds. The ability of the Fund to lend cash to or borrow cash from other Funds is subject to certain other terms and conditions.  The Trust’s Board of Trustees is responsible for overseeing the interfund lending program.

Investment Restrictions

The investment restrictions numbered 1 through 12 below have been adopted by the Trust with respect to each of the Funds as fundamental policies. Under the Act, a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting securities” of the Fund, which is defined in the Act as the lesser of (a) 67% or more of the shares present at a Fund meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding voting securities of the affected Fund. Each Fund’s investment objective is a fundamental policy.

The investment policies adopted by the Trust prohibit each Fund from:

1. Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of a Fund’s total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation.

2. Purchasing more than 10% of the voting securities of any one issuer or more than 10% of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3. Selling securities short or purchasing securities on margin, except that the Fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities “short against the box.”

4. Borrowing money, except that all Funds may borrow for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10% of the value of the Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed five percent of the value of a Fund’s total assets, the Fund, other than Capital Appreciation Fund, will not make any additional investments. Capital Appreciation Fund may also borrow from banks for investment (leveraging) purposes. Immediately after any such borrowing, the Fund will maintain asset coverage of not less than 300% with respect to all borrowings.

5. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10% of the value of the Fund’s total assets, except in connection with borrowings.

6. Issuing senior securities, except that Capital Appreciation Fund may borrow from banks for investment purposes so long as the Fund maintains the required asset coverage.

7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

9. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

10. Purchasing any securities that would cause more than 25% of the value of the Fund’s total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

11. Investing in commodities except that Capital Appreciation Fund may purchase or sell stock index futures contracts and related options thereon if there- after no more than 5% of its total assets are invested in margin and premiums.

12. Purchasing or selling real estate or real estate limited partnerships, except that the Fund may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

Except in the case of the 300% limitation set forth in Investment Restriction No. 4, the percentage limitations contained in the foregoing restrictions apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund’s assets will not constitute a violation of the restriction.

Although the fundamental policies of the Fund applicable to Capital Appreciation Fund permit the Fund to trade in options on futures, to enter into futures contracts, to participate in short selling securities, and to employ leveraging—that is, borrowing money to purchase additional securities—the Fund has discontinued the use of any of these investment techniques.

Portfolio Transactions

Decisions to buy and sell securities and other financial instruments for a Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust’s Board of Trustees. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other Funds, investments of the type the Funds may make may also be made by these other accounts or Funds. When a Fund and one or more other Funds or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

Transactions in equity securities are in most cases effected on U.S. stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

A Fund’s turnover rate is calculated by dividing the lesser of purchases or sales of securities for the fiscal year by the monthly average of the value of the Portfolio’s securities, with obligations with less than one year to maturity excluded. A 100 percent turnover rate would occur, for example, if all included securities were replaced once during the year.

The Funds will not normally engage in the trading of securities for the purpose of realizing short-term profits, but will adjust their holdings as considered advisable in view of prevailing or anticipated market conditions, and turnover will not be a limiting factor should Alger Management deem it advisable to purchase or sell securities.

In Alger Management’s view, companies are organic entities that continuously undergo changes in response to, among other things, economic, market, environmental, technological, political and managerial factors. Generally, securities will be purchased for capital appreciation and not for short-term trading profits. However, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable. Moreover, it is Alger Management’s philosophy to pursue the Funds’ investment objectives by managing these Funds actively, which may result in high portfolio turnover. Increased portfolio turnover will have the effect of increasing a Fund’s brokerage and custodial expenses. To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Trust’s Board of Trustees has determined that portfolio transactions will generally be executed through Alger Inc. if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Trust except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Fund involved, the other Funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion to the extent permitted by law. Alger Management’s fees under its agreements with the Funds are not reduced by reason of its receiving brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits received by the Funds.

For the fiscal years ended October 31, 2007, 2008, and 2009, the Funds paid commissions in connection with portfolio transactions as follows:

	Broker Commissions for 2007
		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transaction Effected through Alger Inc.	Value of Transactions	Commissions
Capital Appreciation	$1,225,150	$621,319	50.71%	60.20%	$164,770,180	$205,110
Large Cap	264,722	200,155	75.61%	77.52%	20,552,657	23,171
Mid Cap	7,176,190	3,891,500	54.23%	59.87%	965,880,114	1,145,921
Small Cap	1,464,532	500,758	34.19%	40.24%	91,534,977	160,136
	$10,130,594	$5,213,730	51.47%	58.45%	$1,242,737,928	$1,534,338

	Broker Commissions for 2008
		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transaction Effected through Alger Inc.	Value of Transactions	Commissions
Capital Appreciation	$3,560,886	$1,378,876	38.72%	48.93%	$352,529,995	$391,691
Large Cap	182,998	83,251	45.49%	54.50%	21,029,860	22,935
Mid Cap	11,349,482	5,126,957	45.17%	55.73%	1,350,286,269	1,634,241
Small Cap	2,092,602	662,384	31.65%	33.59%	226,644,286	387,999
	$17,185,968	$7,251,468	42.19%	32.44%	$1,950,490,410	$2,436,866

	Broker Commissions for 2009
		Paid to Alger Inc.			Soft Dollar Transactions
	Total Paid by the Fund	Dollar Amount	% of Brokerage Commissions Paid to Alger Inc.	% of Dollar Amount of Transaction Effected through Alger Inc.	Value of Transactions	Commissions
Capital Appreciation	$4,878,545	$2,732,922	56.02%	58.91%	$329,416,923	$596,189
Large Cap	$86,674	$47,800	55.15%	50.27%	$7,524,410	$10,747
Mid Cap	$8,272,357	$4,315,601	52.17%	56.79%	$685,604,950	$1,299,598
Small Cap	$3,090,743	$1,386,871	44.87%	46.92%	$137,610,346	$303,921
	$16,328,319	$8,483,194	51.95%	55.95%	$1,160,156,629	$2,210,455

Disclosure of Portfolio Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders. In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Institutional Funds. Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 992-3863 to obtain such information.

The Trust has ongoing arrangements with the following persons to disclose its portfolio holdings; All Star Financial; Bloomberg; Callan Associates; CRA RogersCasey; FactSet; London Pacific Advisers; RBC Capital Markets; Russell Investment Group; Thompson Reuters; Watershed Investment Consultants; Watson Wyatt Investment Consulting; Wurts & Associates; Wilshire Associates. Neither the Trust nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Funds and may therefore be subject to fees applicable to all shareholders.

In addition to material we routinely provide to shareholders, we may, upon request, make additional statistical information available regarding the Funds. Such information will include, among other things, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Funds at (800) 992-3863 to obtain such information.

NET ASSET VALUE

The net asset value per share of each class is calculated on each day on which the New York Stock Exchange, Inc. (the “NYSE”) is open as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The NYSE is generally open on each Monday through Friday. Net asset value per share of a class of a Fund is computed by dividing the value of the Fund’s net assets attributable to the class by the total number of its shares of that class outstanding. Shares of the two classes may differ in net asset value.

The assets of the Funds are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and asked price or, in the absence of a recent bid or asked price, the equivalent is obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be fair values of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

The valuation of money market instruments with maturities of 60 days or less is based on their amortized cost which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

PURCHASES AND REDEMPTIONS

Shares of the Funds are offered by the Trust on a continuous basis and are distributed by Alger Inc. as principal underwriter for the Funds pursuant to a distribution agreement (the “Distribution Agreement”). The Distribution Agreement provides that Alger Inc. accepts orders for shares at net asset value as no sales commission or load is charged. Each of the officers of the Trust and Ms. Alger, a Trustee of the Trust, is an “affiliated person,” as defined in the Act, of the Trust and of Alger Inc.

Purchases and redemptions of shares of a Fund will be effected on days on which the NYSE is open for trading. Such purchases and redemptions of the shares of each Fund are effected at their respective net asset values per share determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on that same day. See “Net Asset Value.” Payment for redemptions will be made by the Trust’s transfer agent on behalf of the Trust and the relevant Funds within seven days after receipt of redemption requests.

The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the NYSE is closed (other than customary weekend and holiday closing) or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the shareholders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Orders received by the Trust or the Trust’s transfer agent are effected on days on which the NYSE is open for trading. For orders received before the close of regular trading on the NYSE, purchases and redemptions of the shares of each Fund are effected at the respective net asset values per share determined as of the close of regular trading on the NYSE on that same day. Orders received after the close of regular trading on the NYSE are effected at the next calculated net asset value. See “Net Asset Value.” All orders for the purchase of shares are subject to acceptance or rejection by the Trust. Payment for redemptions will be made by the Trust’s transfer agent on behalf of the Trust and the relevant Funds within seven days after the request is received. The Trust does not assess any fees, either when it sells or when it redeems its shares.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Funds with a minimum of 100 shares of each company generally being required. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Funds without the expense of selling the securities in the public market. The investor should furnish either in writing or by telephone to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a Letter of Transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the Letter of Transmittal to the Custodian of the Trust’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian, the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund’s securities are valued each day. Shares of the Fund having an equal net asset value as of the close of the same day will be registered in the investor’s name.

There is no sales charge on the issuance of shares of the Funds, no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

Payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees of the Trust determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Trust uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

TELEPHONE EXCHANGES AND REDEMPTIONS

Shares of the Funds can be exchanged or redeemed via telephone under certain circumstances. The Trust and Transfer Agent have reasonable procedures in place to determine that telephone instructions are genuine. They include requesting personal identification and recording calls. If the Trust and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions. For more information on telephone exchanges and redemptions, contact the Transfer Agent.

EXPENSES

Each Fund will bear its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time, Alger Management in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Funds while retaining the ability to be reimbursed by the applicable Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

The Trust may pay Alger Inc., on behalf of each class of each Fund, a shareholder servicing fee computed at an annual rate of up to 0.25% of the average daily net assets allocable to the Class I or Class R Shares, as the case may be, of a Fund, and such fee shall be charged only to that Class. The shareholder servicing fee is used by Alger Inc. to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead and other Alger Inc. and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation will be paid by Alger Inc. to persons, including Alger Inc. employees, participating retirement plan, and other institutional investors who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund’s Manager, Transfer Agent or other agent of the Fund.

DISTRIBUTION PLAN

Under a distribution plan (the “Plan”) adopted in accordance with Rule 12b-1 under the Act, each Fund may pay Alger Inc. a fee, at an annual rate of up to 0.50% of the average daily net assets of the Fund allocable to Class R shares of the Fund, primarily for remittance to qualified plan service providers and other financial intermediaries as compensation for distribution assistance and shareholder services with respect to Class R shares. The Plan is a “compensation” type plan and permits the payment at an annual rate of up to 0.50% of the average daily net assets allocable to the Class R shares of a Fund for recordkeeping and administrative services as well as activities that are primarily intended to result in sales of Class R shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to investors; compensating selling personnel; responding to inquiries by investors; receiving and answering correspondence; investor-level recordkeeping and administrative services; and similar activities. The Trustees unanimously approved the Plan on December 11, 2002, and it became effective on January 27, 2003. The Plan and any related agreement that is entered into by the Trust in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees and of a majority of the Trustees who are not interested persons (as defined in the Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (“Independent Trustees”). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent with respect to a Fund without the approval of the Class R shareholders of the Fund. In addition, the Plan may be terminated with respect to any Fund at any time, without penalty, by vote of a majority of the outstanding Class R shares of the Fund or by vote of a majority of the Independent Trustees. During the fiscal year ended October 31, 2009, the Trust paid $775,477 to Alger under the Class R 12b-1 Plan, as follows: $324,211 with respect to Capital Appreciation Fund, $26,693 with respect to Large Cap Growth Fund, $212,623 with respect to Mid Cap Growth Fund, and $211,950 with respect to Small Cap Growth Fund. Alger Inc.’s selling expenses during that period were as follows for the Funds:

The Institutional Funds - Class R Shares	Capital Appreciation	Large Cap Growth	Mid Cap Growth	Small Cap Growth	Total
Printing and Advertising	$33,761	$3,612	$37,522	$11,574	$86,469
Compensation to Dealers	$278,295	$15,954	$169,437	$180,231	$643,917
Compensation to Sales Personnel	$117,622	$12,888	$134,817	$40,670	$305,997
Other Marketing	$5,267	$611	$6,565	$1,933	$14,376
Total Selling Expenses	$434,945	$33,065	$348,341	$234,408	$1,050,759

MANAGEMENT

Trustees and Officers of the Trust

The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has two standing committees: an Audit Committee and a Nominating Committee. The Audit Committee oversees (a) the Trust’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Trust’s financial statements and the independent audit thereof. The Audit Committee met six times during the Trust’s last fiscal year. Its current members are Lester L. Colbert, Jr., Stephen E. O’Neil and Nathan E. Saint-Amand. The function of the Nominating Committee is to select and nominate all candidates who are not “interested persons” of the Trust for election to the Trust’s Board. The Nominating Committee is composed of all the Independent Trustees, and met once during the Trust’s last fiscal year.

While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing and otherwise pursuant to the provisions of the Nominating Committee Charter.

Name, (Age), Position with Trust and Address(1)	Principal Occupations	Trustee Since	Number of Portfolios in the Alger Fund Complex(3) which are Overseen by Trustee
Interested Trustee(2)

Hilary M. Alger, (48) Trustee	Director of Development, Pennsylvania Ballet since 2004, Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	27

Non-Interested Trustees

Charles F. Baird, Jr. (56) Trustee	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	27

Roger P. Cheever (64) Trustee	Associate Vice President for Principal Gifts, and Senior Associate Dean of Development in the Faculty of Arts and Science at Harvard University. Formerly Deputy Director of the Harvard College Fund.	2000	27

Lester L. Colbert, Jr. (76) Trustee	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	27

Stephen E. O’Neil (77) Trustee	Attorney; Private investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes to 1998.	1993	27

David Rosenberg (47) Trustee	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27

Nathan E. Saint-Amand, M.D. (72) Trustee	Medical Doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988. Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1993	27

(1)  The address of each Trustee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2)  Ms. Alger is an “interested person”(as defined in the Act) of the Trust by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

(3)  “Alger Fund Complex” refers to the Trust and the five other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other four registered investment companies in the Alger Fund Complex.

Name, (Age), Position with Trust and Address(1)	Principal Occupations	Officer Since
Officers

Dan C. Chung (47) President	President, Chief Investment Officer and Director since 2001 and Chief Executive Officer since 2006 of Alger Management; President since 2003 of Alger Associates, Inc. (“Associates”); President and Director since 2003 of Fred Alger International Advisory S.A. (“International”); and President since 2003 and Director since 2001 of Analysts Resources, Inc. (“Resources”). Formerly Trustee of the Trust from 2001 to 2007.	2001

Michael D. Martins (44) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005

Hal Liebes (45) Secretary	Executive Vice President, Chief Legal Officer, Chief Operating Officer, and Secretary of Alger Management; Director since 2006 of International and Resources. Formerly Chief Compliance Officer 2004-2005, AMVESCAP PLC.	2005

Name, (Age), Position with Trust and Address(1)	Principal Occupations	Officer Since

Lisa A. Moss (44) Assistant Secretary	Senior Vice President since 2009 and Vice President and Assistant General Counsel of Alger Management since June 2006. Formerly Director of Merrill Lynch Investment Managers, L.P. from 2005-2006.	2006

Barry J. Mullen (56) Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of Alger Management since May 2006. Formerly, Director of BlackRock, Inc. from 2004-2006.	2006

Anthony S. Caputo (54) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007

Sergio M. Pavone (48) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007

(1)  The address of each officer is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, NY 10003.

(2)  Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. Effective February 9, 2010, each Fund pays each Independent Trustee a fee of $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustee’s receives additional compensation of $15,000 per annum paid pro rata by each Fund in the Alger Fund Complex. Additionally, each Fund pays each member of the Audit Committee $75 for each meeting attended to a maximum of $300 per annum.

The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2009. The following table provides compensation amounts paid to current Independent Trustees of the Trust for the fiscal year ended October 31, 2009.

COMPENSATION TABLE

Name of Person, Position	Aggregate Compensation from The Alger Institutional Funds	Total Compensation Paid to Trustees from The Alger Fund Complex
Stephen E. O’Neil	$8,800	$59,400
Nathan E. Saint-Amand	$8,800	$58,850
Charles F. Baird, Jr.	$8,000	$53,500
Roger P. Cheever	$11,784	$63,500
Lester L. Colbert, Jr.	$8,800	$58,850
David Rosenberg	$8,000	$53,500

The following table shows each current Trustee’s beneficial ownership as of December 31, 2009, by dollar range, of equity securities of the Trust and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1—$10,000; C = $10,001—$50,000; D = $50,001—$100,000; E = $100,001—$250,000; F = $250,001—$500,000; G = over $500,000.

None of the Independent Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Ms. Alger’s beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Ms. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Ms. Alger.

Name of Trustee	Equity Securities of Small Cap Growth	Equity Securities of Mid Cap Growth	Equity Securities of Large Cap Growth	Equity Securities of Capital Appreciation	Aggregate Equity Securities of Funds in Alger Fund Complex Overseen by Trustee
Interested Trustee

Hilary M. Alger	A	A	A	A	G

Independent Trustees

Charles F. Baird, Jr.	A	A	A	A	A

Roger P. Cheever	A	A	A	A	E

Lester L. Colbert, Jr.	A	A	A	A	D

Stephen E. O’Neil	A	A	A	A	A

David Rosenberg	A	A	A	A	A

Nathan E. Saint-Amand	A	A	A	A	E

Investment Manager

Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2009, had approximately $8.8 billion in mutual fund assets under management as well as $3.2 billion in other assets. Alger Management is owned by Alger Associates, a financial services holding company. Alger Associates and, indirectly, Alger Management, is controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, each of whom owns 33% of the voting rights of Alger Associates.

Alger Management serves as investment adviser to each Fund pursuant to a written agreement (the “Advisory Agreement”) and under the supervision of the Board of Trustees. As Manager, Alger Management makes investment decisions for each Fund and continuously reviews its investment program. Alger Management also serves as Administrator to the Funds and is responsible for the overall administration of the Funds pursuant to a written agreement (the “Administration Agreement”).

It is anticipated that Alger Inc., an affiliate of Alger Management, will serve as the Trust’s broker in effecting most of the Funds’ transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement and the Administration Agreement.

As compensation for its services, the Trust has agreed to pay the Manager an investment advisory fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Fund:

Fund	Annual Advisory Fee as Percentage of Average Net Assets
Capital Appreciation Fund	.81%
Large Cap Growth Fund	.71%
Mid Cap Growth Fund	.76%
Small Cap Growth Fund	.81%

Alger Management may recoup management fees it waives, but only from fees it collects in the same year.

For the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009, Alger Management earned under the terms of the Advisory Agreement $2,330,664, $5,082,452, and $4,348,244, respectively, in respect of Capital Appreciation Fund; $471,905, $377,546, and $270,216, respectively, in respect of Large Cap Growth Fund; $11,804,693, $12,844,306, and $6,448,655, respectively, in respect of Mid Cap Growth Fund; and $4,878,481, $7,167,550, and $6,318,261, respectively, in respect of Small Cap Fund.

Pursuant to a separate administration agreement between the Trust, on behalf of the Funds, and Alger Management (the “Administration Agreement”), Alger Management also provides administrative services to the Funds, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of each Fund’s investment portfolio and the publication of the net asset value of each Fund’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Funds, including the Funds’ Custodian, Transfer Agent and printers; providing trading desk facilities for the Funds; and supervising compliance by the Funds with recordkeeping and periodic reporting requirements under the Act.

Alger Management’s administrative fee is .0275% of average daily net assets, and pursuant to an Accounting Agency Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Funds, for a fee of 0.014% of the Funds’ average daily net assets for the first $5 billion in assets and 0.0125% for assets over $5 billion, BBH will provide accounting and bookkeeping services and calculation of the net asset value of the Funds’ shares.

During the fiscal year ended October 31, 2009, Alger Management earned under the terms of the Administration Agreement, $147,626, in respect of the Capital Appreciation Fund; $10,466, in respect of the Large Cap Growth Fund; $233,339, in respect of the Mid Cap Growth Fund; $214,509, in respect of the Small Cap Growth Fund.

Description of Portfolio Manager Compensation Structure

An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

•  the firm’s overall financial results and profitability;

•  the firm’s overall investment management performance;

•  current year’s, based on the benchmark of each such portfolio and prior years’ pre-tax investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

•  the individual’s leadership contribution within the firm.

Other Accounts Managed by Portfolio Managers

The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Funds as of December 31, 2009 are as follows. No account’s advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Dan C. Chung	13	($2,248.6)	3	($43.9)	14	($868.9)
Jill Greenwald	7	($2,062.9)	1	($14.5)	26	($1,075.2)
Patrick Kelly	5	($1,791.1)	2	($446.1)	18	($761.8)
Andrew Silverberg	5	($869.6)	1	($14.0)		—

Securities Owned by Portfolio Managers

The following table shows each current portfolio manager’s beneficial ownership as of December 31, 2009, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1—$10,000; C = $10,001—$50,000; D = $50,001—$100,000; E = $100,001—$250,000; F = $250,001—$500,000; G = $500,001—$1,000,000; H = over $1,000,000.

Portfolio Manager	Fund	Range
Dan C. Chung	Large Cap Growth Mid Cap Growth	E A

Jill Greenwald	Small Cap Growth	D

Patrick Kelly	Capital Appreciation	F

Andrew Silverberg	Large Cap Growth	B

Distributor

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing or transaction processing with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transaction processing and transmission charges). Payments under other these arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make additional cash payments and the amount of any payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary’s reputation, ability to attract retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are ADP, Ameritrade, Charles Schwab, Fidelity, GWFS, Hartford, ING, Lincoln Financial Group, LPL Financial Services, Merrill Lynch, Morgan Stanley, National Financial Services, New York Life, OneAmerica, Pershing, Princeton Retirement Group, Prudential, Raymond James, UBS and Wachovia. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as independent registered public accounting firm for the Funds.

CODE OF ETHICS

Alger Management personnel (“Access Persons”) are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Trust, subject to the restrictions and procedures of the Trust’s Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can obtain a copy of the Trust’s Code of Ethics by calling the Trust toll-free at (800) 992-3362.

DIVIDENDS AND DISTRIBUTIONS

Each class will be treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested on the payment date for each shareholder’s account in additional shares of the class that paid the dividend or distribution at net asset value unless the shareholder has elected in writing to have all dividends and distributions paid in cash. Dividends will be declared and paid annually. Distributions of any net realized capital gains earned by a Fund usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of a Fund may have different dividend and distribution rates. Class I dividends generally will be greater than those of Class R due to the higher expenses borne by Class R shares. However, dividends paid to each class of shares in a Fund will be declared and paid at the same time and will be determined in the same manner as those paid to the other class.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Trust and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Funds.

Each Fund will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Fund-by-Fund (rather than on a Trust-wide) basis.

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If qualified as a regulated investment company, a Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than net realized long-term capital gains) and its net realized long-term capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund’s business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the utilization of certain of the investment techniques described above and in the Prospectus.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. Plan participants should consult their plan sponsors or tax advisers regarding the tax consequences of participation in the plan or of any plan contributions or withdrawals.

CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Trust’s assets pursuant to a custodian agreement.

TRANSFER AGENT

State Street Bank and Trust Company serves as transfer agent for the Trust pursuant to a transfer agency agreement, with transfer agent services provided by State Street’s affiliate, Boston Financial Data Services, Inc. (“Boston Financial”).

Under the transfer agency agreement, Boston Financial processes purchases and redemptions of shares of the Funds, maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust and distributes any dividends and distributions payable by the Trust. The Trust, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for recordkeeping services.

Under the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to provide to act as a liaison and administrative oversight of Boston Financial and related services. During the fiscal year ended October 31, 2009, the Funds paid to Alger Management under the Shareholder Administrative Services Agreement $9,566 in respect of Capital Appreciation Fund, $260 in respect of Large Cap Growth Fund, $9,467 in respect of Mid Cap Growth Fund, and $132,460 in respect of Small Cap Growth Fund.

CERTAIN SHAREHOLDERS

The following table contains information regarding persons who own of record five percent or more of any class of the shares of any Fund. All holdings are expressed as a percentage of a class of the Fund’s outstanding shares as of January 31, 2010. Unless otherwise indicated, the Fund has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Directors and officers of the Trust as a group own directly less than 1% of each class of each Fund.

Name and Address of Shareholders	Capital Appreciation Fund	Large Cap Growth Fund	Mid Cap Growth Fund	Small Cap Growth Fund
CLASS I SHARES
State Street Bank & Trust FBO ADP/DAILY 401K Product 105 Rosemont Road Westwood, MA 02090-2318	—	—	6.93%	—
Charles Schwab & Co., Inc. Special Custody Account ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	11.06%	43.99%*	—	—
Citigroup Global Markets Inc. 333 West 34th Street - 3rd Floor New York, NY 10001-2402	—	—	—	16.35%
MLPF&S for the Sole Benefit of Its Customers ATTN: Fund Administration 97RM2 4800 Deer Lake Drive, East Jacksonville, FL 32246	—	25.36%*	18.59%	—
NFS LLC FEBO FIIOC As Agent for Qualified Employee Benefit Plans (401K) FINOPS-IC Funds 100 Magellan Way Covington, KY 41015	19.20%	—	22.41%	6.11%
MITRA & Co. FBO 98 - ERISA ONLY c/o MOI Trust Co. N.A. - ATTN: MF 11270 West Park Place - Ste 400 Milwaukee, WI 53224-3638	7.27%	—	—	—
PIMS/Prudential Retirement as Nominee for the TTEE Cust PL 300 RWJ-Hamilton Retirement Plan 1 Hamilton Health PI Hamilton, NJ 08690-3542	—	5.22%	—	—
State Street Bank & Trust Co. TRUSTEE ADP/Morgan Stanley Alliance 105 Rosement Avenue Westwood, MA 02090	6.44%	7.23%	—	—
Vanguard Fiduciary P.O. Box 2600, VM 613 Valley Forge, PA 19482	10.08%	—	—	—
Orchard Trust Company Trustee Employee Benefits Clients 8515 East Orchard Road #2T2 Greenwood Village, CO 80111-5002	—	—	6.62%	—
Wachovia Bank FBO Various Retirement Plans 9888888836 NC 1151 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	—	8.14%	—	—
CLASS R SHARES
ING Enhanced K-Choice Trustee; Reliance Trust Company 400 Atrium Dr. Somerset, NJ 08873-4162	11.79%	—	—	14.27%
Orchard Trust Company Trustee Employee Benefits Clients 8515 East Orchard Road #2T2 Greenwood Village, CO 80111-5002	—	—	6.12%	—

*  A shareholder who owns more than 25% of the voting securities of a Fund is deemed to “control” the Fund under the Act, and may heavily influence a shareholder vote.

Name and Address of Shareholders	Capital Appreciation Fund	Large Cap Growth Fund		Mid Cap Growth Fund		Small Cap Growth Fund
MLPF&S for the Sole Benefit of Its Customers ATTN: Fund Administration 4800 Deer Lake Drive, East Jacksonville, FL 32246	13.58%	86.22	%*	40.79	%*	12.52%
Hartford Life Ins. Co. Separate Account ATTN. UIT Operations PO Box 2999. Hartford, CT 06104	27.91%*	—		30.16	%*	27.18	%*
MG Trust Company Cust. FBO Skyline Windows, LLC 401(K) Plan 700 17th St., Ste. 300 Denver, CO 80202-3531	—	7.84%		—		—
JP Morgan Chase Bank as Trustee FBO ADP/ACCESS 401K Program Attn: Lisa E. Glenn 4 New York Plaza, FL 15 New York, NY 10004-2413	6.01%
NFS LLC FEBO State Street Bank Trust Co. TTEE Various Retirement Plans 4 Manhattanville Road, Purchase, NY 10577-2139	5.05%

*  A shareholder who owns more than 25% of the voting securities of a Fund is deemed to “control” the Fund under the Act, and may heavily influence a shareholder vote.

ORGANIZATION

The Trust has been organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated July 14, 1993 (the “Trust Agreement”). The Trust offers shares of beneficial interest of separate series, par value $.001 per share. An unlimited number of shares of four series, representing the shares of the Funds, have been authorized. The word “Alger” in the Trust’s name has been adopted pursuant to a provision contained in the Agreement and Declaration of Trust. Under that provision, Associates may terminate the Trust’s license to use the word “Alger” in its name when Alger Management ceases to act as the Fund’s investment manager.

On February 28, 2002, the Trust changed its name from The Alger Retirement Fund to The Alger Institutional Funds. In connection with this change of name, the names of the portfolios of the Trust were also changed as follows:

Former Name	New Name
Alger Capital Appreciation Retirement Portfolio	Alger Capital Appreciation Institutional Portfolio

Alger Growth Retirement Portfolio	Alger LargeCap Growth Institutional Portfolio

Alger MidCap Growth Retirement Portfolio	Alger MidCap Growth Institutional Portfolio

Alger SmallCap Retirement Portfolio	Alger SmallCap Institutional Portfolio

On January 27, 2003, Class R shares were added to all of the Trust’s portfolios. The previously existing shares were designated Class I shares on that date. Shares of each portfolio are thus divided into two classes, Class I and Class R. The classes differ in that (a) each class has a different class designation; (b) only the Class R shares are subject to a distribution fee under a plan adopted pursuant to rule 12b-1 under the Act; and (c) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. Neither class of shares has a conversion feature. On February 24, 2004, the names of the Trust and its portfolios were changed to The Alger Institutional Funds, and Alger Capital Appreciation Institutional Fund, Alger LargeCap Growth Institutional Fund, Alger MidCap Growth Institutional Fund and Alger SmallCap Growth Institutional Fund. On March 1, 2010, the names of the portfolios were changed to their current names.

Each Fund is classified as a “diversified” investment company under the Act. Accordingly, each Fund is required, with respect to 75% of its assets, to limit its investment in one issuer (other than the U.S. government) to no more than 5% of the investment company’s total assets. Each Fund intends to continue to qualify as a “regulated investment company” under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund’s assets, similar to the requirement stated above.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Fund on matters in which the interests of one class differ from those of another. In the interest of economy and convenience, certificates representing shares of a Fund are physically issued only upon specific written request of a shareholder.

Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a trustee or to take other action described in the Trust Agreement.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Trust’s outstanding shares.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote, such as approval of a Fund’s agreement with Alger Management. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of the other Funds. There normally will be no annual meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Any Trustee may be removed from office on the vote of shareholders holding at least two-thirds of the Trust’s outstanding shares at a meeting called for that purpose.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated authority to vote all proxies related to the Funds’ portfolio securities to Alger Management, the Funds’ investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Funds, and is responsible for voting proxies of all foreign and domestic securities held in the Funds. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Funds to RiskMetrics Group (“RMG”), a leading proxy voting service provider and registered investment adviser. RMG votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. RMG will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors RMG’s proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Fund.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or RMG on Management’s behalf, maintains proxy statements received regarding securities held by the Funds; records of votes cast on behalf of each Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Funds’ proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and/on the Funds’ website and on the Securities and Exchange Commission’s website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management’s behalf, to vote proxies of securities held by the Funds.

Operational Issues

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor’s opinion is inaccurate.

Board of Directors

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

Proxy Contests

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management’s track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

Anti-Takeover Defenses

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Mergers and Corporate Restructurings

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

State of Incorporation

Proposals for changing a company’s state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

Capital Structure

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed.

Executive and Director Compensation

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

Social and Environmental Issues

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

Mutual Fund Proxies

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

FINANCIAL STATEMENTS

The Trust’s financial statements for the year ended October 31, 2009, are contained in the Annual Report to Shareholders for that period, and are hereby incorporated by reference. A copy of the Annual Report to Shareholders may be obtained by telephoning the Trust at (800) 992-3362.

POTENTIAL CONFLICTS OF INTEREST

Information in the following discussion relating to the business, practices, policies and rights of Alger Management and its affiliates has been provided by Alger Management.

Summary

Alger Management and its affiliates include a broker-dealer, asset management and other related financial services organizations. As such, it acts as an investor, investment manager, and investment adviser, and has other direct and indirect interests in the equity markets in which the Funds directly and indirectly invest. As a result, Alger Management, and its affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Potential Conflicts of Interest” section, “Alger”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds. The Funds will not be entitled to compensation related to such businesses. These activities and interests include multiple potential advisory, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and their service providers. These are considerations of which shareholders should be aware, and which may cause conflicts that could disadvantage the Funds.

As a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), Alger Management is required to file and maintain a registration statement on Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding Alger Management. A copy of Part 1 of Alger Management’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities

Alger’s Other Activities May Have an Impact on the Funds

Alger Management makes decisions for the Funds in accordance with its obligations as investment adviser of the Funds. However, Alger’s other activities may have a negative effect on the Funds. As a result of the various activities and interests of Alger described above, it is possible that the Funds will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Alger performs or seeks to perform services. It is also likely that the Funds will undertake transactions in securities in which Alger has direct or indirect interests. In addition, while Alger Management will make decisions for the Funds in accordance with its obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Alger (including benefits relating to business relationships of Alger) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by Alger Management for the Funds than they would have been had other decisions been made which also might have been appropriate for the Funds. For example, Alger Management may make the decision to have Alger or an affiliate thereof provide administrative or other services to a Fund instead of hiring an unaffiliated administrator or other service provider, provided that such engagement is on market terms, as determined by the Fund or the Fund’s Board in its discretion.

Alger conducts broker-dealer and other activities. This business may give Alger access to the current status of certain markets, investments and funds. As a result of these activities and the access and knowledge arising from those activities, parts of Alger may be in possession of information in respect of markets, investments and funds, which, if known to Alger Management, might cause Alger Management to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. Alger disclaims any duty to make any such information available to Alger Management or in particular the personnel of Alger Management making investment decisions on behalf of the Funds.

Alger’s or Intermediaries’ Financial and Other Interests and Relationships May Incentivize Alger or Intermediaries to Promote the Sale of Certain Fund Shares

Alger, its personnel and other financial service providers, have interests in promoting sales of shares of the Funds. With respect to both Alger and its personnel, the remuneration and profitability relating to services to and sales of shares of certain Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other Funds that might be provided or offered.

Conflicts may arise in relation to sales-related incentives. Alger and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to a Fund or its shareholders. Alger and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for some products or services, and the remuneration and profitability to Alger and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

Conflicts may arise in relation to sales-related incentives. Alger and its personnel may receive greater compensation or greater profit in connection with certain Funds than with other Funds. Differentials in compensation may be related to the fact that Alger may pay a portion of its advisory fee to an unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Alger and its personnel to recommend certain Funds over other Funds.

Alger may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Alger regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Alger understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Funds may receive fees from Alger or the Funds in connection with the distribution of shares in the Funds or other Alger products. For example, Alger may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, or other products or services offered or managed by Alger Management. Alger may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Alger’s membership in such organizations allows Alger to participate in these conferences and educational forums and helps Alger interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Alger’s personnel, including employees of Alger, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds or distribute the Funds. In addition, Alger, including Alger Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Alger may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, Alger or the Funds may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote current or future accounts or funds managed or advised by Alger (including Alger Management) or in which Alger (including Alger Management) or its personnel have interests (collectively, the “Client/Alger Accounts”), the Funds and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Alger’s assets, or amounts payable to Alger rather than a separately identified charge to the Funds, Client/Alger Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, Client/Alger Accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Funds Client/Alger Accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Funds, Client/Alger Accounts and other products; “finders fees” or “referral fees” or other fees for providing assistance in promoting the Funds, Client/Alger Accounts and other products (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds, Client/Alger Accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Alger may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.

The payments made by Alger or the Funds may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Alger Accounts

Alger has potential conflicts in connection with the allocation of investments or transaction decisions for the Funds. For example, the Funds may be competing for investment opportunities with Client/Alger Accounts. The Client/Alger Accounts may provide greater fees or other compensation (including performance based fees), equity or other interests to Alger (including Alger Management).

Alger may manage or advise Client/Alger Accounts that have investment objectives that are similar to those of the Funds and/or may seek to make investments in securities or other instruments, sectors or strategies in which the Funds may invest. This may create potential conflicts where there is limited availability or limited liquidity for those investments. Transactions in investments by multiple Client/Alger Accounts (including accounts in which Alger and its personnel have an interest), other clients of Alger or Alger itself may have the effect of diluting or otherwise negatively affecting the values, prices or investment strategies associated with securities held by Client/Alger Accounts, or the Funds, particularly, but not limited to, in small capitalization or less liquid strategies. Alger Management has developed policies and procedures that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other Client/Alger Accounts in a manner that it considers, in its sole discretion but consistent with its fiduciary obligation to the Funds and Client/Alger Accounts, to be equitable.

In many cases, these policies result in the pro rata allocation of limited opportunities across the Funds and Client/Alger Accounts, but in many other cases the allocations reflect numerous other factors based upon Alger Management’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitation and requirements of the Funds and Client/Alger Accounts and applying a variety of factors including those described below. Alger Management seeks to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described below may result in allocations in which certain accounts may receive an allocation when other accounts do not. The application of these factors as described below may result in allocations in which Alger and Alger employees may receive an allocation or an opportunity not allocated to other Client/Alger Accounts or the Fund. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.

Alger Management will make allocations related decisions with reference to numerous factors. These factors may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies; (iii) client-specific investment guidelines and restrictions; (iv) the expected future capacity of applicable Funds or Client/Alger Accounts; (v) fully directed brokerage accounts; (vi) tax sensitivity of accounts; (vii) suitability requirements and the nature of investment opportunity; (viii) account turnover guidelines; (ix) cash and liquidity considerations, including without limitation, availability of cash for investment; (x) relative sizes and expected future sizes of applicable accounts; (xi) availability of other appropriate investment opportunities; and/or (xii) minimum denomination, minimum increments, de minimus threshold and round lot considerations. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark and benchmark sensitivity of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security Alger believes to be attractive for an account; and/or (vi) considerations related to giving a subset of accounts exposure to an industry. In addition, the fact that certain Alger personnel are dedicated to one or more Funds, accounts or clients may be a factor in determining the allocation of opportunities sourced by such personnel. Reputational matters and other such considerations may also be considered.

During periods of unusual market conditions, Alger Management may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only funds or accounts that are typically managed on a side-by-side basis with levered and/or long-short funds or accounts. During such periods, Alger Management will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Funds, as each determines in its sole discretion.

In addition to allocations of limited availability investments, Alger may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be employed in all accounts (including the Funds) or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Alger may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as Alger deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account.

Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of these allocation issues, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other Client/Alger Accounts.

Notwithstanding anything in the foregoing, the Funds may or may not receive opportunities sourced by Alger businesses and affiliates. Such opportunities or any portion thereof may be offered to Client/Alger Accounts, Alger or affiliates thereof, all or certain investors of the Funds, or such other persons or entities as determined by Alger in its sole discretion. According to Alger Management, the Funds will have no rights and will not receive any compensation related to such opportunities.

Alger Management and/or its affiliates manage accounts of clients of Alger’s separate account business. Such clients receive advice from Alger by means of separate accounts (“Separate Accounts”). With respect to the Funds, Alger Management may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. Each of the Funds and the Separate Account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither Alger Management nor its affiliates will always know when advice issued has been executed (if at all) and, if so, to what extent. While Alger Management and its affiliates will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities and instruments in which the Funds invest.

Other Potential Conflicts Relating to the Management of the Funds by Alger Management

Potential Restrictions and Issues Relating to Information Held by Alger

From time to time, Alger may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments. The investment flexibility of the Funds may be constrained as a consequence. Alger Management generally is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds.

Issues Relating to the Valuation of Assets by Multiple Divisions or Units Within Alger

Certain securities and other assets in which the Funds may invest may not have a readily ascertainable market value and will be valued by Alger Management in accordance with the valuation guidelines described in the valuation procedures adopted by the Funds. Such securities and other assets may constitute a substantial portion of a Fund’s investments.

Alger Management may face a conflict of interest in valuing the securities or assets in a Fund’s portfolio that lack a readily ascertainable market value.  Such valuations will affect Alger Management’s compensation. Alger Management will value such securities and other assets in accordance with the valuation policies in the Funds’ procedures.

Potential Conflicts Relating to Alger’s Proprietary Activities and Activities On Behalf of Other Accounts

The results of the investment activities of the Funds may differ significantly from the results achieved by Alger for its proprietary accounts and from the results achieved by Alger for other Client/Alger Accounts. Alger Management will manage the Funds and its other Client/Alger Accounts in accordance with their respective investment objectives and guidelines. However, Alger may give advice, and take action, with respect to any current or future Client/Alger Accounts that may compete or conflict with the advice Alger Management may give to the Funds including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.

Transactions undertaken by Alger or Client/Alger Accounts may adversely impact the Funds. Alger and one or more Client/Alger Accounts may buy or sell positions while a Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. In addition, Alger Management and other Alger affiliates may manage funds or accounts, and Alger may be invested in funds or accounts, that have similar investment objectives or portfolios to that of the Fund, and events occurring with respect to such funds or accounts could affect the performance of the Fund. For example, in the event that withdrawals of capital or performance losses result in such a fund or account de-leveraging its portfolio by selling securities, this could result in securities of the same issuer, strategy or type held by a Fund falling in value, which could have a material adverse effect on the Fund. Conflicts may also arise because portfolio decisions regarding a Fund may benefit Alger or other Client/Alger Accounts.

In addition, transactions in investments by one or more Client/Alger Accounts and Alger may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, in small capitalization or less liquid strategies. For example, this may occur when portfolio decisions regarding the Funds are based on research or other information that is also used to support portfolio decisions for other Client/Alger Accounts. When Alger or a Client/Alger Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Alger may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/Alger Accounts, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Alger Management may, but is not required to aggregate purchase or sale orders for the Funds with trades for other funds or accounts managed by Alger, including Client/Alger Accounts. When orders are aggregated for execution, it is possible that Alger and Alger employee interests will receive benefits from such transactions, even in limited capacity situations. While Alger Management maintains policies and procedures that it believes are reasonably designed to deal equitably with conflicts of interest that may arise in certain situations when purchase or sale orders for a Fund are aggregated for execution with orders for Client/Alger Accounts, in some cases Alger Management will make allocations to accounts in which Alger and/or employees have an interest. Alger Management does not generally aggregate trades on behalf of wrap fee accounts at the present time. “Wrap fees” usually cover execution costs only when trades are placed with the sponsor of the account. Trades through different sponsors are generally not aggregated. Alger Management’s policy provides that wrap accounts generally trade after other accounts, including the Funds.

The directors, officers and employees of Alger, including Alger Management, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Alger, including Alger Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and Alger, as the Funds’ Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. The Funds, Alger Management and its affiliate, the distributor, have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act and monitoring procedures relating to certain personal securities transactions by personnel of Alger Management which Alger Management deems to involve potential conflicts involving such personnel, Client/Alger Accounts managed by Alger Management and the Funds. The Codes of Ethics require that personnel of Alger Management comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which Alger Management is subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

Alger and one or more Client/Alger Accounts (including the Fund) may also invest in different classes of securities of the same issuer. As a result, one or more Client/Alger Accounts may pursue or enforce rights with respect to a particular issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. For example, if a Client/Alger Account holds debt securities of an issuer and a Fund holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Client/Alger Account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. In addition, Alger Management may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more Client/Alger Accounts, the Fund, or Alger employees. The Funds may be negatively impacted by Alger’s and other Client/Alger Accounts’ activities, and transactions for the Funds may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Alger and other Client/Alger Accounts not pursued a particular course of action with respect to the issuer of the securities. In addition, in certain instances personnel of Alger Management may obtain information about the issuer that would be material to the management of other Client/Alger Accounts which could limit the ability of personnel of Alger Management to buy or sell securities of the issuer on behalf of the Funds.

Alger May In-Source or Outsource

Subject to applicable law, Alger, including Alger Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Potential Conflicts That May Arise When Alger Acts in a Capacity Other Than Investment Adviser to the Fund

Potential Conflicts Relating to Cross Transactions

To the extent permitted by applicable law, the Funds may enter into “cross transactions” (i.e., where an investment adviser causes a Fund to buy securities from, or sell a security to, another client of Alger Management or its affiliates). Alger may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction. For example, in a cross transaction, Alger Management will represent both the Fund on one side of a transaction and another account on the other side of the transaction (including an account in which Alger or its affiliates may have a proprietary interest) in connection with the purchase of a security by such Fund. Alger Management will ensure that any such cross transactions are effected on commercially reasonable market terms and in accordance with applicable law, including but not limited to Alger Management’s fiduciary duties to such entities.

Potential Conflicts That May Arise When Alger Acts in a Capacity Other Than as Investment Adviser to the Fund

To the extent permitted by applicable law, Alger may act as broker, dealer, or agent for the Funds. It is anticipated that the commissions, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Alger will be in its view commercially reasonable, although Alger, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Alger and such sales personnel at rates and on other terms arranged with Alger.

Alger may be entitled to compensation when it acts in capacities other than as Alger Management, and the Funds will not be entitled to any such compensation. For example, Alger (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Funds as broker, dealer, agent, or in other commercial capacities and no accounting to the Fund or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by Alger of any such fees or other amounts.

When Alger acts as broker, dealer, or agent, or in other commercial capacities in relation to the Fund, Alger may take commercial steps in its own interests, which may have an adverse effect on the Fund.

Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting

To the extent permitted by applicable law, purchases and sales of securities for the Funds may be bunched or aggregated with orders for other Client/Alger Accounts. Alger Management, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable, or required with respect to involving client directed accounts.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and a participating Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

Alger Management may select brokers (including, without limitation, affiliates of Alger Management) that furnish Alger Management, the Funds, other Client/Alger Accounts or their affiliates or personnel, directly or through correspondent relationships, with proprietary research or other appropriate services which provide, in Alger Management’s views, appropriate assistance to Alger Management in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer databases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Fund and other Client/Alger Accounts, including in connection with Client/Alger Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. To the extent permitted by applicable law, such products and services may disproportionately benefit other Client/Alger Accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other Client/Alger Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/Alger Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other Client/Alger Accounts. To the extent that Alger Management uses soft dollars, it will not have to pay for those products and services itself. Alger Management may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that Alger Management receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by Alger Management.

Alger Management may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services Alger Management believes are useful in its investment decision-making process. Alger Management may from time to time choose not to engage in the above described arrangements to varying degrees.

Alger Management has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with Alger Management’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Alger Management may have the effect of favoring the interests of other clients or businesses of other divisions or units of Alger and/or its affiliates provided that Alger Management believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “Proxy Voting Policies and Procedures.”

Potential Regulatory Restrictions on Investment Adviser Activity

From time to time, the activities of the Funds may be restricted because of regulatory or other requirements applicable to Alger and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Alger would not be subject to some of those considerations. Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Funds as well as for Alger. Similar situations could arise if Alger personnel serve as directors of companies the securities of which a Fund wishes to purchase or sell or is representing or providing financing to another potential purchaser. The larger Alger Management’s investment advisory business and Alger’s businesses, the larger the potential that these restricted list policies will impact investment transactions.

Investment Manager:
Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

Distributor:
Fred Alger & Company, Incorporated
111 Fifth Avenue
New York, New York 10003

Transfer Agent:
State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
ATTN: The Alger Institutional Funds
P.O. Box 8480

Boston, M Massachusetts 02266-8480

Custodian Bank:

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP

Two World Financial Center

New York, New York 10281

Counsel:
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

The Alger Institutional Funds

Statement of Additional Information	March 1, 2010

ISAI

PART C

OTHER INFORMATION

Item 28.	Exhibits

Exhibit No.	Description of Exhibit

(a-1)	Agreement and Declaration of Trust [EDGAR 2/98] (3)

(a-2)	Certificate of Amendment dated August 16, 1993 (3)

(a-3)	Certificate of Designation - Alger Defined Contribution Leveraged AllCap Portfolio [EDGAR 2/98] (3)

(a-4)	Certificate of Amendment dated March 30, 1996 (2)

(a-5)	Certificate of Designation - Alger Balanced Retirement Portfolio and Alger Socially Responsible Growth Retirement Portfolio (7)

(a-6)	Certificate of Amendment dated February 25, 2002. (9)

(a-7)	Certificate of Amendment dated January 24, 2003 (10)

(a-8)	Certificate of Amendment dated February 26, 2004 (11)

(a-9)	Certificate of Designation - Alger Technology Institutional Fund and Alger Core Fixed-Income Institutional Fund (13)

(a-10)	Certificate of Termination relating to Alger Core Fixed-Income Institutional Fund (14)

(a-11)	Certificate of Termination relating to Alger Technology Institutional Fund (14)

(a-12)	Certificate of Amendment dated February 9, 2010 – filed herewith

(b-1)	By-laws of Registrant (1) [EDGAR 2/98]

(b-2)	Amended and Restated By-laws of Registrant 12/7/2004 (12)

(c)	See Exhibits (a-1) and (b)

(d-1)	Investment Advisory Agreement between Alger Management and The Alger Institutional Funds dated July 23, 2007 (15)

(e-1)	Distribution Agreement, dated October 15, 1993 (1)[EDGAR 2/98]

(e-2)	Amendment dated September 11, 1996 [EDGAR 2/98] (3)

(g-1)	Custody Agreement (2)

(g-2)	Amendment to Custodian Contract between State Street Bank and Trust Company and the Registrant 10/29/2004 (12)

(h-1)	Transfer Agency and Service Agreement Between Certain Investment Companies Managed by Fred Alger Management, Inc. (including Registrant) and State Street Bank and Trust Company 11/22/2004 (12)

(h-2)	Shareholder Administrative Services Agreement among Alger Shareholder Services, Inc., the Registrant, et. al. effective 2/28/2005 (12)

(h-3)	Administration Agreement for Registrant dated September 12, 2006 (14)

(i-1)	Opinion and Consent of Sullivan and Worcester (8)

(i-2)	Opinion and Consent of Sullivan and Worcester (13)

(j)	Consent of Deloitte & Touche LLP – filed herewith

(l)	Form of Subscription Agreement (1) [EDGAR 2/98]

(m)	Rule 12b-1 Plan (10)

(n)	Rule 18f-3 Plans, dated December 11, 2002, and amended February 4, 2003.(10)

(p-1)	Amended and Restated Code of Ethics dated July 17, 2008 (16)

(q-1)

Powers of Attorney executed by Daniel C. Chung, Frederick A. Blum, Hilary M. Alger, Stephen E. O’Neil, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Nathan E. Saint-Amand, M.D. and David Rosenberg (15)

(1)                                 Incorporated by reference to Registrant’s Registration Statement (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on August 27, 1993.

(2)                                 Incorporated by reference to Post-Effective Amendment No. 6 filed with the SEC on February 27, 1997

(3)                                 Incorporated by reference to Post-Effective Amendment No. 7 filed with the SEC on February 25, 1998.

(4)                                 Incorporated by reference to Post-Effective Amendment No. 8 filed with the SEC on December 28, 1998.

(5)                                 Incorporated by reference to Post-Effective Amendment No. 9 filed with the SEC on February 26, 1999.

(6)                                 Incorporated by reference to Post-Effective Amendment No. 11 filed with the SEC on October 10, 2000.

(7)                                 Incorporated by reference to Post-Effective Amendment No. 12 filed with the SEC on December 4, 2000.

(8)                                 Incorporated by reference to Post-effective Amendment No. 13 filed with the SEC on May 30, 2001.

(9)                                 Incorporated by reference to Post-effective Amendment No. 14 filed with the SEC on February 28, 2002.

(10)                           Incorporated by reference to Post-Effective Amendment No. 16, filed with the SEC on January 27, 2003.

(11)                           Incorporated by reference to Post-Effective Amendment No. 17, filed with the SEC on March 1, 2004.

(12)                           Incorporated by reference to Post-Effective Amendment No. 18, filed with the SEC on February 18, 2005.

(13)                           Incorporated by reference to Post-Effective Amendment No. 21, filed with the SEC on March 1, 2006.

(14)                           Incorporated by reference to Post-Effective Amendment No. 22, filed with the SEC on February 26, 2007.

(15)                           Incorporated by reference to Post-Effective Amendment No. 23, filed with the SEC on February 25, 2008.

(16)                           Incorporated by reference to Post-Effective Amendment No. 24, filed with the SEC on February 24, 2009.

Item 29.          Persons Controlled by or Under Common Control with Registrant

None.

Item 30.          Indemnification

Under Section 8.4 of Registrant’s Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant’s request as directors, officers or Trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise[hereinafter referred to as a “Covered Person”]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person.  This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person has not acted in good faith in the reasonable belief that his actions were in or not opposed to the best interests of Registrant.  Moreover, this provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Expenses may be paid by Registrant in advance of the final disposition of any action, suit or proceeding upon receipt of an undertaking by such Covered  Person to repay such expenses to Registrant in the event that it is ultimately determined that indemnification of such expenses is not authorized under the Agreement and Declaration of Trust and either (i) the Covered Person provides security for such undertaking, (ii) Registrant is insured against losses from such advances, or (iii) the disinterested Trustees or independent legal counsel determines, in the manner specified in the Agreement and Declaration of Trust, that there is reason to believe the Covered Person will be found to be entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Fred Alger Management, Inc. (“Alger Management”), which serves as investment manager to the Fund, is generally engaged in rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management presently serves as investment adviser to one closed-end investment company and to four other open-end investment companies.

Set forth below is the name and principal business address of each company, excluding Alger Management advised funds, for which a director or officer of Alger Management serves as a director, officer or employee:

Alger Associates, Inc.

Fred Alger International Advisory S.A.

Alger SICAV

Analysts Resources, Inc.

111 Fifth Avenue, New York, New York 10003

Fred Alger & Company, Incorporated

111 Fifth Avenue

New York, New York 10003

Listed below are the officers of Alger Management.

NAME AND POSITION WITH ALGER MANAGEMENT	OTHER SUBSTANTIAL BUSINESS, PROFESSION OR VOCATION

Daniel C. Chung Chairman, Chief Executive Officer, Chief Investment Officer Director	President of Alger Associates, Inc., and Fred Alger International Advisory S.A.; Director of Fred Alger & and Company, Incorporated and Analysts Resources, Inc.

Robert Kincel Chief Financial Officer, Senior Vice President and Treasurer	Chief Financial Officer and Director of Fred Alger & Company, Incorporated

Hal Liebes Executive Vice President, Chief Legal Officer, Director and Secretary

Executive Vice President, Chief Legal Officer and Director of Fred Alger & Company, Incorporated.; Director, Chief Operating Officer and Secretary of Analyst Resources, Inc.; Director of Fred Alger International Advisory, S.A.

Michael D. Martins Senior Vice President

Lisa A. Moss Senior Vice President and Assistant General Counsel

Barry J. Mullen Senior Vice President and Chief Compliance Officer

Anthony S. Caputo Vice President and Assistant Treasurer

Sergio M. Pavone Vice President and Assistant Treasurer

For more information as to the business, profession, vocation or employment of a substantial nature of additional officers of Alger Management, reference is made to Alger Management’s current Form ADV (SEC File No. 801-06709) files under the Investment Advisers Act of 1940, incorporated herein by reference.

Item 32.          PRINCIPAL UNDERWRITER

(a)                                  Fred Alger & Company, Incorporated (“Alger Inc.”) acts as principal underwriter for Registrant, The Alger Funds, The Alger Portfolios, The Alger Funds II, and Alger China-U.S. Growth Fund.

(b)                                 The information required by this Item 27 with respect to each director, officer or partner of Alger Inc. is incorporated by reference to Schedule A of Form BD filed by Alger Inc. pursuant to the Securities  Exchange Act of 1934 (SEC File No.
8-6423).

(c)                                  Not applicable.

Item 33.          LOCATION OF ACCOUNTS AND RECORDS

All accounts and records of Registrant are maintained by Mr. Robert Kincel, Alger Inc., Harborside Financial Center, 600 Plaza One, NJ 07311.

Item 34.          MANAGEMENT SERVICES

Not applicable.

Item 35.          UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the  requirements  of the  Securities Act of 1933 and the Investment Company Act of 1940,  as  amended,  Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned,  thereto duly authorized, in the City of New York and State of New York on the 1st day of March, 2010.

THE ALGER INSTITUTIONAL FUNDS

		By:	*
Dan C. Chung, President

ATTEST:	/s/ Hal Liebes

Hal Liebes, Secretary

Pursuant to the  requirements  of the Securities Act of 1933, this Amendment has been signed below by the following  persons in the  capacities  and on the dates indicated.

*	President (Principal	March 1, 2010
Dan C. Chung	Executive Officer)

/s/ Michael D. Martins	Treasurer	March 1, 2010
Michael D. Martins

*	Trustee	March 1, 2010
Charles F. Baird, Jr.

*	Trustee	March 1, 2010
Roger P. Cheever

*	Trustee	March 1, 2010
Hilary M. Alger

*	Trustee	March 1, 2010
Lester L. Colbert, Jr.

*	Trustee	March 1, 2010
Nathan E. Saint-Amand

*	Trustee	March 1, 2010
Stephen E. O’Neil

*	Trustee	March 1, 2010
David Rosenberg

*BY: /s/ Hal Liebes
Hal Liebes
Attorney-in-Fact

Exhibit Index

Exhibit No.	Item

(a-12)	Certificate of Amendment dated February 9, 2010

(j)	Consent of Deloitte & Touche LLP